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                                                                EXHIBIT 10.3


                           EXCHANGE RIGHTS AGREEMENT

     THIS EXCHANGE RIGHTS AGREEMENT (this "AGREEMENT"), dated as of
May 10, 1996, is entered into by and among Ramco-Gershenson Properties Trust, a Massachusetts business trust, formerly known as RPS Realty Trust (the "COMPANY"), and the Persons whose names are set forth on Exhibit A attached hereto (as it may be amended from time to time).

                                R E C I T A L S:

          A. The Company, as general partner, and the Limited Partners have formed Ramco-Gershenson Properties, L.P., a Delaware limited partnership (the "OPERATING PARTNERSHIP"), pursuant to the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated the date hereof (the "PARTNERSHIP AGREEMENT").

          B. Pursuant to the Partnership Agreement, the Limited Partners hold units of limited partnership interest ("OP UNITS") in the Operating Partnership.

          C. The Company has agreed to provide the Limited Partners with certain rights to exchange their OP Units for the Company's shares of beneficial interest, par value $.10 per share ("REIT SHARES") in order to induce each of the Limited Partners to enter into a Lock-Up Agreement with the Company dated the date hereof.

          Accordingly, the parties hereto do hereby agree as follows:

                                    ARTICLE 1
                                 DEFINED TERMS

          The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

          "ASSIGNEE" means a Person to whom one or more OP Units have been transferred in a manner determined under the Partnership Agreement, but who has not become a substituted limited partner in accordance therewith.

          "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

          "CASH AMOUNT" means an amount of cash per OP Unit equal to the Value on the Valuation Date of the REIT Shares Amount.

          "DECLARATION OF TRUST" means the Declaration of Trust, dated as of October 14, 1988, as amended.



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          "EXCHANGE FACTOR" means 1.0, provided, that in the event that the
Company (i) declares or pays a dividend on its outstanding REIT Shares in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares in REIT Shares; (ii) subdivides its outstanding REIT Shares; or (iii) combines its outstanding REIT Shares into a smaller number of REIT Shares, the Exchange Factor shall be adjusted by multiplying the Exchange Factor by a fraction, the numerator of which shall be the number of REIT Shares issued and outstanding on the record date for such dividend, distribution, subdivision or combination assuming for such purpose that such dividend, distribution, subdivision or combination has occurred as of such time, and the denominator of which shall be the actual number of REIT Shares (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, subdivision or combination. Any adjustment to the Exchange Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

          "EXCHANGING PARTNER" has the meaning set forth in Section 2.1 hereof.

          "EXCHANGE RIGHT" has the meaning set forth in Section 2.1 hereof.

          "LIEN" means any lien, security interest, mortgage, deed of trust, charge, claim, encumbrance, pledge, option, right of first offer or first refusal and any other right or interest of others of any kind or nature, actual or contingent, or other similar encumbrance of any nature whatsoever.

          "LIMITED PARTNER" means the Company and any other Person named as a Limited Partner on Exhibit A, as such Exhibit may be amended from time to time.

          "NOTICE OF EXCHANGE" means the Notice of Exchange substantially in the form of Exhibit B to this Agreement.

          "RAMCO TRANSACTION" means the transactions pursuant to which the Company and Ramco-Gershenson, Inc. shall have contributed certain assets and properties to the Operating Partnership.

          "REIT SHARES AMOUNT" means that number of REIT Shares equal to the product of the number of OP Units offered for exchange by an Exchanging Partner, multiplied by the Exchange Factor as of the Valuation Date, provided, that in the event the Company issues to all holders of REIT Shares rights, options, warrants or convertible or exchangeable securities entitling the shareholders to subscribe for or purchase REIT Shares, or any other securities or property (collectively, the "rights"), then the REIT Shares Amount shall also include such rights that a holder of that number of REIT Shares would be entitled to receive.

          "SEC" means the Securities and Exchange Commission.




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          "SPECIFIED EXCHANGE DATE" means the tenth (10th) Business Day after receipt by the Company and by the Operating Partnership of a Notice of Exchange.

          "VALUATION DATE" means the date of receipt by the Company of a Notice of Exchange or, if such date is not a Business Day, the first Business Day thereafter.

          "VALUE" means, with respect to a REIT Share, the average of the daily market price for the five (5) consecutive trading days immediately preceding the Valuation Date. The market price for each such trading day shall be: (i) if the REIT Shares are listed or admitted to trading on any national securities exchange or the NASDAQ National Market System, the closing price on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day; (ii) if the REIT Shares are not listed or admitted to trading on any national securities exchange or the NASDAQ National Market System, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the Company; or (iii) if the REIT Shares are not listed or admitted to trading on any national securities exchange or the NASDAQ National Market System and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the Company, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than five (5) days prior to the date in question) for which prices have been so reported; provided, that if there are no bid and asked prices reported during the five (5) days prior to the date in question, the Value of the REIT Shares shall be determined by the independent trustees of the Company acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. In the event the REIT Shares Amount includes rights that a holder of REIT Shares would be entitled to receive, then the Value of such rights shall be determined by the Company acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.


                                    ARTICLE 2
                                 EXCHANGE RIGHT

          Section  2.1  Exchange Right.

          A. Subject to Sections 2.1.B, 2.1.C, 2.1.D and 2.1.E hereof, the Company hereby grants to the Limited Partners and the Limited Partners do hereby accept the right (the "EXCHANGE RIGHT"), exercisable on or after the date one
(1) year after the closing of the Ramco Transaction, to exchange on a Specified Exchange Date all or a portion of the OP Units held by such Limited Partner at an exchange price equal to and in the form of the REIT Shares Amount to be paid by the Company. The Exchange Right shall be exercised pursuant to a Notice of Exchange delivered to the Company and to the Operating



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Partnership by the Limited Partner who is exercising the Exchange Right (the
"EXCHANGING PARTNER"); provided, however, that the Operating Partnership may exchange the OP Units subject to the Notice of Exchange in accordance with
Section 2.1.B. A Limited Partner may not exercise the Exchange Right for less than one thousand (1,000) OP Units or, if such Limited Partner holds less than one thousand (1,000) OP Units, all of the OP Units held by such Limited Partner. Any Assignee of a Limited Partner may exercise the rights of such Limited Partner pursuant to this Section 2.1, and such Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by an Assignee on behalf of a Limited Partner, the REIT Shares Amount shall be paid by the Operating Partnership directly to such Assignee and not to such Limited Partner.

          B. Notwithstanding the provisions of Section 2.1.A, the Operating Partnership may, in its sole and absolute discretion, elect to satisfy an Exchanging Partner's Exchange Right by paying to the Exchanging Partner the Cash Amount on the Specified Exchange Date. If the Operating Partnership shall elect to exercise its right to purchase OP Units for the Cash Amount under this
Section 2.1.B with respect to a Notice of Exchange, it shall so notify the Exchanging Partner within five Business Days after the receipt by it of such Notice of Exchange. In the event the Operating Partnership shall elect to satisfy an Exchanging Partner's Exchange Right by exchanging REIT Shares for the OP Units offered for exchange, each Exchanging Partner agrees to execute such documents as the Operating Partnership may reasonably require in connection with the issuance of REIT Shares upon exercise of the Exchange Right.

          C. Notwithstanding the provisions of Section 2.1.A and Section 2.1.B, a Limited Partner shall not be entitled to exercise the Exchange Right pursuant to Section 2.1.A if the delivery of REIT Shares to such Partner on the Specified Exchange Date by the Company pursuant to Section 2.1.A (regardless of whether or not the Operating Partnership would in fact exercise its rights under Section 2.1.B) would be prohibited under the Declaration of Trust of the Company.

          D. Notwithstanding the provisions of Section 2.1.A and Section 2.1.B, the Exchange Right may be exercised prior to the date which is one (1) year after the closing of the Ramco Transaction (i) with the prior written consent of at least a majority of the Company's independent trustees or (ii) in the event of the death of a Limited Partner prior to such date, to the minimum extent necessary to permit the estate of such Limited Partner to acquire REIT Shares pursuant to Section 2.1.A or cash pursuant to Section 2.1.B that could be utilized to fund the payment of any estate taxes that may be payable at such time.

          E. The Exchange Right shall expire with respect to any OP Units for which an Exchange Notice has not been delivered to the Company and to the Operating Partnership on or before December 31, 2094.



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          F.  Any exchange of OP Units pursuant to this Article 2 shall be deemed to have occurred as of the Specified Exchange Date for all purposes, including without limitation the payment of distributions or dividends in respect of OP Units or REIT shares, as applicable. Any OP Units acquired by the Operating Partnership pursuant to an exercise by any Limited Partner of an Exchange Right shall be deemed to be acquired by and reallocated or reissued to the Operating Partnership. The Company, as general partner of the Operating Partnership, shall amend the Partnership Agreement to reflect each such exchange and reallocation or reissuance of OP Units and each corresponding recalculation of the OP Units of the Limited Partners. The number of OP Units to be reallocated or reissued to the Operating Partnership shall equal the number of REIT Shares issued to a Limited Partner upon exercise of an Exchange Right.

          G. Except in connection with a merger, business combination or other reorganization transaction, the Company shall not exchange any of its OP Units as long as there are any other holders of OP Units.


                                    ARTICLE 3
                                OTHER PROVISIONS

          Section 3.1  Covenants of the Company.

          A. At all times during the pendency of the Exchange Right, the Company shall reserve for issuance such number of REIT Shares as may be necessary to enable the Company to issue such shares in full payment of the REIT Shares Amount in regard to all OP Units held by Limited Partners which are from time to time outstanding.

          B. During the pendency of the Exchange Right, the Company shall deliver to Limited Partners in a timely manner all reports filed by the Company with the SEC to the extent the Company also transmits such reports to its shareholders and all other communications transmitted from time to time by the Company to its shareholders generally.

          C. The Company shall notify each Limited Partner, upon request, of the then current Exchange Factor.

          Section 3.2  Fractional Shares.

          No fractional REIT Shares shall be issued upon exchange of OP Units. The number of full shares of REIT Shares which shall be issuable upon exchange of OP Units (or the cash equivalent amount thereof if the Cash Amount is paid) shall be computed on the basis of the aggregate amount of OP Units so surrendered. Instead of any fractional REIT Shares which would otherwise be issuable upon exchange of any OP Units, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the Cash Amount of an OP Unit multiplied by such fraction.


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                                    ARTICLE 4
                               GENERAL PROVISIONS

          Section 4.1  Addresses and Notice.

          Any notice, demand, request or report required or permitted to be given or made to a Limited Partner or Assignee under this Agreement shill be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written communication to the Limited Partner or Assignee at the address listed on the records of the Partnership. Notice to the Company shall be made to the following address:
27600 Northwestern Highway, Suite 200, Southfield, Michigan 48036, Attn:
Chairman.

          Section 4.2  Titles and Captions.

          All article or section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to "Articles" and "Sections" are to Articles and Sections of this Agreement.

          Section 4.3  Pronouns and Plurals.

          Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

          Section 4.4  Further Action.

          The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

          Section 4.5  Binding Effect.

          This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

          Section 4.6  Waiver.

          No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy



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consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

          Section 4.7  Counterparts.

          This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all of the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

          Section 4.8  Applicable Law.

          This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of laws thereof.

          Section 4.9  Invalidity of Provisions.

          If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.



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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed as of the day and year first above written.

                                   RAMCO-GERSHENSON PROPERTIES TRUST

                                   By: /s/ Dennis Gershenson
                                      --------------------------------
                                       Name: Dennis Gershenson
                                       Title: Chief Executive Officer

                                   WEST OAKS I

                                   WEST OAKS DEVELOPMENT COMPANY,
                                   a Michigan co-partnership


                                  By: /s/ Dennis Gershenson
                                     ----------------------------------
                                       Dennis Gershenson, Partner

                                  JACKSON CROSSING

                                  RAMCO JACKSON ASSOCIATES LIMITED
                                  PARTNERSHIP,
                                  a Michigan limited partnership

                                  By:  RAMCO JACKSON, INC.,
                                       a Michigan corporation,
                                       its General Partner

                                       By: /s/ Dennis Gershenson
                                          ------------------------------
                                            Dennis Gershenson
                                            Vice President

                                  SOUTHFIELD PLAZA + S-12

                                  SOUTHFIELD PLAZA LIMITED PARTNERSHIP,
                                  a Michigan limited partnership

                                  By:  RAMCO VENTURES,
                                       a Michigan co-partnership,
                                       its General Partner

                                       By: /s/ Dennis Gershenson
                                          -------------------------------
                                            Dennis Gershenson, Partner



                          (signature pages continued)

                                  ROSEVILLE PLAZA

                                  ROSEVILLE PLAZA LIMITED PARTNERSHIP,
                                  a Michigan limited partnership

                                  By:  RAMCO VENTURES, a Michigan
                                       co-partnership, its General Partner

                                       By: /s/ Dennis Gershenson
                                          ------------------------------
                                            Dennis Gershenson, Partner


                                  TEL-TWELVE SHOPPING CENTER

                                  TEL-TWELVE MALL ASSOCIATES
                                  LIMITED PARTNERSHIP,
                                  a Michigan limited partnership

                                  By:  R.G. TEL-TWELVE CO.,
                                       a Michigan co-partnership,
                                       its General Partner

                                       By: /s/ Dennis Gershenson
                                          ------------------------------
                                            Dennis Gershenson, Partner


                                  CLINTON VALLEY MALL

                                  STERLING MALL ASSOCIATES
                                  LIMITED PARTNERSHIP,
                                  a Michigan limited partnership

                                  By:  RAMCO CONSUMERS MALL ASSOCIATES
                                       LIMITED PARTNERSHIP, a Michigan limited
                                       partnership, its General Partner

                                       By: /s/ Dennis Gershenson
                                          -------------------------------------
                                           Dennis Gershenson, a General Partner





                          (signature pages continued)

                                     EASTRIDGE COMMONS

                                     RAMCO LAPEER ASSOCIATES LIMITED
                                     PARTNERSHIP, a Michigan limited partnership

                                          By:   RAMCO LAPEER, INC., a Michigan
                                                corporation, its General Partner

                                          By: /s/ Dennis Gershenson
                                             -------------------------------
                                                Dennis Gershenson,
                                                Vice President

                                     NEW TOWNE PLAZA

                                     FORD SHELDON PLAZA COMPANY,
                                     a Michigan limited partnership

                                          By: /s/ Dennis Gershenson
                                             -------------------------------
                                                Dennis Gershenson,
                                                a General Partner

                                     LAKE ORION PLAZA

                                     W & G REALTY COMPANY,
                                     a Michigan co-partnership

                                     By: /s/ Dennis Gershenson
                                        ------------------------------------
                                          Dennis Gershenson, Partner

                                     OAK BROOK SQUARE

                                     RAMCO OAK BROOK SQUARE ASSOCIATES
                                     LIMITED PARTNERSHIP,
                                     a Michigan limited partnership

                                     By: RAMCO OAK BROOK SQUARE, INC.,
                                         a Michigan corporation, general partner

                                     By: /s/ Dennis Gershenson
                                         ----------------------------------
                                         Dennis Gershenson, Vice President



                          (signature pages continued)
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                                       FRASER TOWN CENTER

                                       RAMCO FRASER DEVELOPMENT COMPANY,
                                       a Michigan co-partnership

                                       By: /s/ Dennis Gershenson
                                          --------------------------------
                                           Dennis Gershenson, Partner

                                       EDGEWOOD TOWN CENTER

                                       RAMCO LANSING ASSOCIATES,
                                       a Michigan co-partnership

                                       By: /s/ Dennis Gershenson
                                          --------------------------------
                                            Dennis Gershenson, Partner

                                       NORTH TOWNE OFFICE MAX

                                       RAMCO LEWIS ALEXIS ASSOCIATES,
                                       a Michigan partnership

                                       By: /s/ Dennis Gershenson
                                          ---------------------------------
                                            Dennis Gershenson, Partner

                                       NAPLES TOWNE CENTER

                                       RAMCO SOUTH NAPLES DEVELOPMENT,
                                       a Florida general partnership

                                       By: /s/ Dennis Gershenson
                                          ----------------------------------
                                            Dennis Gershenson, Partner




                          (signature pages continued)

                               SPRING MEADOWS SHOPPING CENTER

                               RAMCO SPRING MEADOWS ASSOCIATES,
                               a Michigan co-partnership

                               By: /s/ Dennis Gershenson
                                  -------------------------------------
                                    Dennis Gershenson, Partner

                                  and

                              JCP REALTY, INC.,
                              a Delaware corporation

                               By: /s/ Philip O'Connell
                                  --------------------------------------
                                  Philip O'Connell

                                    Its: Vice President
                                         -------------------------------

                              TROY TOWNE CENTER

                              RAMCO SINGER ASSOCIATES LIMITED
                              PARTNERSHIP, an Ohio limited partnership

                              By:  RAMCO TROY ASSOCIATES,
                                   a Michigan co-partnership,
                                   its General Partner

                                   By: /s/ Dennis Gershenson
                                       ----------------------------------
                                         Dennis Gershenson, Partner


                              WEST ALLIS TOWN CENTER

                              WEST ALLIS SHOPPING CENTER ASSOCIATES,
                              a Wisconsin general partnership

                              By:  RAMCO ALLIS DEVELOPMENT COMPANY,
                                   its Partner

                                   By: /s/ Dennis Gershenson
                                      ------------------------------------
                                        Dennis Gershenson, Partner




                          (signature pages continued)

                              FERNDALE PLAZA

                              MICHIGAN SHOPPING CENTER VENTURE II
                              LIMITED PARTNERSHIP,
                              a Michigan limited partnership

                              By:  RAMCO L & W PARTNERS,
                                   a Michigan co-partnership, its general
                                   partner

                                   By:  RAMCO GP,
                                        a Michigan co-partnership, Partner

                                        By: /s/ Dennis Gershenson
                                           --------------------------------
                                              Dennis Gershenson, Partner


                              WEST OAKS II

                              RAMCO NOVI DEVELOPMENT ASSOCIATES
                              LIMITED PARTNERSHIP,
                              a Michigan co-partnership

                              By:  RAMCO NOVI DEVELOPMENT COMPANY,
                                   a Michigan co-partnership,
                                   its General Partner

                                   By: /s/ Dennis Gershenson
                                      -------------------------------------
                                        Dennis Gershenson, Partner


                              CLINTON VALLEY STRIP

                              KMW STERLING DEVELOPMENT COMPANY,
                              a Michigan co-partnership

                              By: /s/ Dennis Gershenson
                                 -------------------------------------------
                                     Dennis Gershenson, Partner




                          (signauture pages continued)

                                  KENTWOOD TOWNE CENTER

                                  RAMCO KENTWOOD ASSOCIATES,
                                  a Michigan co-partnership

                                  By: /s/ Dennis Gershenson
                                     -------------------------------
                                      Dennis Gershenson, Partner

                                  /s/ Joel Gershenson
                                  ----------------------------------------
                                  Joel Gershenson

                                  /s/ Dennis Gershenson
                                  ----------------------------------------
                                  Dennis Gershenson

                                  /s/ Richard Gershenson
                                  ----------------------------------------
                                  Richard Gershenson

                                  /s/ Bruce Gershenson
                                  ----------------------------------------
                                  Bruce Gershenson


                                  MICHAEL A. WARD, TRUSTEE, U/T/A DATED
                                  2/22/77, AS AMENDED

                                  /s/ Michael A. Ward
                                  ----------------------------------------
                                  Michael A. Ward, Trustee U/T/A
                                  dated 2/22/77, as amended





                            (End of signature pages)

                                   Exhibit A


Tel-Twelve Mall Associates Limited Partnership
Ramco Fraser Development Company
Ramco Lapeer Associates Limited Partnership
Roseville Plaza Limited Partnership
Ramco South Naples Development
Southfield Plaza Limited Partnership
Ramco Singer Associates Limited Partnership
West Allis Shopping Center Associates
Ford Sheldon Plaza Company
Michigan Shopping Center Ventures II Limited Partnership
KMW Sterling Development Company
Ramco Kentwood Associates
Ramco Oak Brook Square Associates Limited Partnership
Sterling Mall Associates Limited Partnership
W & G Realty Company
West Oaks Development Company
Ramco Novi Development Associates Limited Partnership
JCP Realty
Ramco Spring Meadows Associates
Ramco Jackson Associates Limited Partnership
Ramco Lansing Associates
Ramco Lewis Alexis Associates
Joel Gershenson
Dennis Gershenson
Richard Gershenson
Bruce Gershenson
Michael A. Ward, Trustee u/t/a dated 2/22/77, as amended